UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3807

SunAmerica Money Market Funds, Inc.

(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Jersey City, NJ 07311

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5, 185 Hudson Street,

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders

ANNUAL REPORT 2020

AIG

Government Money Market Fund

aig.com/funds

December 31, 2020                ANNUAL REPORT

Shareholders’ Letter — (unaudited)

Dear Shareholders,

All of us at AIG and SunAmerica Asset Management hope this annual report finds you and yours safe and well during these challenging times.

As the COVID-19 pandemic continues to evolve, know that we remain focused on serving our Fund shareholders. As such, we are pleased to present this annual shareholder report for the AIG Government Money Market Fund (the “Fund”) for the 12 months ended December 31, 2020.

The annual period ended December 31, 2020 was one wherein money market yields moved lower, with the money markets most influenced by U.S. Federal Reserve (Fed) policy and the outlook for the U.S. economy.

As the annual period began in January 2020, the Fed’s targeted federal funds rate stood in a range of between 1.50% and 1.75%. However, the emergence and subsequent spread of COVID-19 soon thereafter caused a sharp decline in U.S. economic activity and a corresponding surge in job layoffs. Conditions in the financial markets also deteriorated in February and March, leading the Fed to spring into action in an effort to mitigate adverse economic effects and smooth market functioning. In March, over the course of two meetings, the Fed cut short-term interest rates to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. During the spring of 2020, due to renewed liquidity pressures in the money markets, the Fed also began offering large-scale overnight and term repurchase agreement (repo) operations, established temporary U.S. dollar liquidity arrangements with other central banks and instituted a temporary repo facility for non-U.S. monetary authorities. These monetary measures, along with fiscal stimulus enacted by governments around the world, successfully stemmed further significant declines in the capital markets. Still, Fed policymakers signaled U.S. monetary policy was likely to remain accommodative and short-term interest rates would likely stay low for the foreseeable future, possibly extending into 2023. In addition, Fed officials adopted a flexible form of average inflation targeting wherein they would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time. Many other developed market central banks, including the European Central Bank, Bank of England and Bank of Japan, also added accommodation, while several emerging market central banks embarked on quantitative easing for the first time.

In this environment, the yields of money market funds generally remained stable and close to zero, even, for a brief time, moving into negative territory for the first time since 2012. Investments in U.S. government money market funds declined during the annual period, attributed primarily to an improvement in investor risk sentiment in the last months of the calendar year when uncertainties eased around the outcome of the November U.S. elections and the effectiveness of COVID-19 vaccines.

The U.S. Treasury yield curve, or spectrum of maturities, steepened during the annual period overall. U.S. Treasury yields fell significantly across the maturity curve, but shorter-term interest rates dropped more than their longer-term counterparts, reflecting the economic stress caused by the COVID-19 pandemic and the Fed’s easing of monetary policy. In turn, while significantly lower, the U.S. Treasury money market yield curve, or yields on securities with up to one-year maturities, remained relatively flat.

On the following pages, you will find a brief discussion of the annual period from the portfolio manager. You will also find financial statements and portfolio information for the Fund for the annual period ended December 31, 2020.

2

December 31, 2020                 ANNUAL REPORT

Shareholders’ Letter — (unaudited) (continued)

As always, we remain diligent in the management of your assets. If you have any questions, or require additional information on this or other AIG Funds, we invite you to contact your financial advisor or visit us at our website, www.aig.com/funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Sharon French

President & CEO

SunAmerica Asset Management, LLC

Past performance is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

3

AIG Government Money Market Fund

The AIG Government Money Market Fund (Class A) returned 0.13% for the annual period ended December 31, 2020. This compares to the 0.58% return of the Fund’s benchmark, the FTSE Three-Month U.S. Treasury Bill Index for the same period. It is important to note that indices are not managed and do not incur fees, and an investor cannot invest directly into an index.

As money market yields moved lower amid the low interest rate environment and the money market yield curve remained relatively flat during the annual period, the Fund struggled to find opportunities to purchase higher yielding securities, adversely affecting its overall return. Still, the Fund continued to seek current income to the extent consistent with liquidity and stability of principal. To qualify as a government money market fund, the Fund must invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements collateralized by cash and/or U.S. government securities. During the annual period, the Fund invested primarily in U.S. Treasuries and, to a lesser extent, in U.S. government agency securities, with a focus on securities issued by government-sponsored enterprises1, including the Federal Home Loan Bank and Federal Farm Credit Bank. As U.S. Treasuries outperformed government agency securities overall during the annual period, the Fund’s positioning modestly boosted relative results.

During the annual period, duration positioning played a key role in our management strategy. We sought to keep the Fund’s duration shorter than that of the benchmark, as we wanted to maintain as much liquidity as possible and because there was not any notable yield benefit in having a longer duration. For similar reasons, we also kept the Fund’s weighted average maturity2 short, investing in maturities that were generally two months or less, based on trade date, focusing strongly on the short-term end of the money market yield curve. The Fund generally maintained a weighted average maturity of less than 30 days through the annual period, making modest adjustments based on then-current market conditions, our near-term view on interest rates and anticipated and actual Fed monetary policy statements. This was a shift in strategy from 2019 when the Fund did not have as strong a focus on weighted average maturity as long as it complied with regulations for a government money market fund. In 2020, we put more of an emphasis on the Fund’s weighted average maturity — and on having a greater weighting in U.S. Treasury securities — to keep liquidity high given the magnitude of uncertainty dominating the annual period. At the end of the annual period, the Fund’s weighted average maturity stood at approximately 29 days. The Fund’s weighted average life3 on December 31, 2020 was 30 days.

Past performance is no guarantee of future results.

1A government-sponsored enterprise (GSE) consists of privately held corporations with public purposes created by the U.S. Congress to reduce the cost of credit for certain borrowing sectors of the economy.

2Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

3The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk. Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days.

4

SunAmerica Money Market Funds, Inc.

EXPENSE EXAMPLE — December 31, 2020 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder in the AIG Government Money Market Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including contingent deferred sales charges, small account fees and administrative fees and (2) ongoing costs, including management fees, distribution and account maintenance fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at July 1, 2020 and held until December 31, 2020.

Actual Expenses

The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2020” to estimate the expenses you paid on your account during this period. The “Expenses Paid During the Six Months Ended December 31, 2020” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended December 31, 2020” column and the “Annualized Expense Ratio” column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Fund’s prospectus, your retirement plan documents and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended December 31, 2020” column would have been higher and the “Ending Account Value” column would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The “Expenses Paid During the Six Months Ended December 31, 2020” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended December 31, 2020” column and the “Annualized Expense Ratio” column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Fund’s prospectus, your retirement plan documents and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended December 31, 2020” column would have been higher and the “Ending Account Value” column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund’s prospectus, qualified retirement plan document and/or materials from your financial adviser for more information. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

5

SunAmerica Money Market Funds, Inc.

EXPENSE EXAMPLE — December 31, 2020 — (unaudited) (continued)

	Actual			Hypothetical
	Beginning Account Value as July 1, 2020	Ending Account Value Using Actual Return at December 31, 2020	Expenses Paid During the Six Months Ended December 31, 2020*	Beginning Account Value as July 1, 2020	Ending Account Value Using a Hypothetical 5% Annual Return at December 31, 2020	Expenses Paid During the Six Months Ended December 31, 2020*	Annualized Expense Ratio*
AIG Government Money Market Fund#
Class A	$1,000.00	$1,000.07	$0.55	$1,000.00	$1,024.58	$0.56	0.11%
Class I	$1,000.00	$1,000.07	$0.50	$1,000.00	$1,024.63	$0.51	0.10%

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 366 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your qualified retirement plan document and/or materials from your financial adviser for more information.

#

During the stated period, the investment adviser and distributor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2020” and the “Annualized Expense Ratio” would have been higher.

6

SunAmerica Money Market Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES — December 31, 2020

AIG Government Money Market Fund
ASSETS:
Investments at value * (unaffiliated)	$195,494,206
Repurchase agreements (cost approximates value)	4,002,000
Cash	487
Receivable for:
Fund shares sold	186,287
Dividends and interest	23,849
Prepaid expenses and other assets	25,759
Due from investment adviser for expense reimbursements/fee waivers	167,175
Due from distributor for fee waivers	23,117

Total assets	199,922,880

LIABILITIES:
Payable for:
Fund shares redeemed	342,144
Investment advisory and management fees	83,321
Distribution and service maintenance fees	23,117
Transfer agent fees and expenses	81,472
Directors’ fees and expenses	453
Other accrued expenses	130,401
Distributions payable	36

Total liabilities	660,944

Net Assets	$199,261,936

Common stock, $.001 par value (3.5 billion shares authorized)	$199,100
Paid-in capital	199,050,787

199,249,887
Total distributable earnings (loss)	12,049

Net assets	$199,261,936

Class A:
Net assets	183,971,929
Shares outstanding	183,833,753
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$1.00

Class I:
Net assets	15,290,007
Shares outstanding	15,265,964
Net asset value and redemption price per share	$1.00

*Amortized cost of investment securities (unaffiliated)	$195,494,206

See Notes to Financial Statements

7

SunAmerica Money Market Funds, Inc.

STATEMENT OF OPERATIONS — For the year ended December 31, 2020

AIG Government Money Market Fund
INVESTMENT INCOME:
Interest (unaffiliated)	$821,302

Total investment income	821,302

EXPENSES:
Investment advisory and management fees	956,064
Distribution and account maintenance fees
Class A	268,057
Transfer agent fees and expenses
Class A	583,395
Class I	29,200
Registration fees
Class A	44,643
Class I	14,540
Custodian and accounting fees	26,124
Reports to shareholders	85,920
Audit and tax fees	61,593
Legal fees	65,708
Directors’ fees and expenses	16,632
Other expenses	9,614

Total expenses before fee waivers and expense reimbursements	2,161,490
Fees waived and expenses reimbursed by investment adviser and distributor (Note 3)	(1,592,078)

Net expenses	569,412

Net investment income (loss)	251,890

Net realized gain (loss) on investments	3,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$254,965

See Notes to Financial Statements

8

SunAmerica Money Market Funds, Inc.

STATEMENT OF CHANGES IN NET ASSETS

	AIG Government Money Market Fund
	For the year ended December 31, 2020	For the year ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$251,890	$2,182,077
Net realized gain (loss) on investments	3,075	1,856

Net increase (decrease) in net assets resulting from operations	$254,965	$2,183,933

Distributions to shareholders from:
Distributable earnings (Class A)	(231,603)	(2,026,927)
Distributable earnings (Class I)	(19,889)	(156,098)

Total distributions to shareholders	(251,492)	(2,183,025)

Net increase (decrease) in net assets resulting from capital share transactions (Note 5)	6,437,919	37,887,281

Total increase (decrease) in net assets	6,441,392	37,888,189

NET ASSETS:
Beginning of period	192,820,544	154,932,355

End of period	$199,261,936	$192,820,544

See Notes to Financial Statements

9

SunAmerica Money Market Funds, Inc.

FINANCIAL HIGHLIGHTS

AIG GOVERNMENT MONEY MARKET FUND
Period Ended	Net Asset Value beginning of period	Net investment income(1)	Dividends from net investment income	Distributions from net realized gains	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)

Class A
12/31/16	$1.00	$0.00	$(0.00)	$—	$1.00	0.01%	$102,735	0.38%	0.01%
12/31/17	1.00	0.00	(0.00)	(0.00)	1.00	0.04	105,422	0.86	0.02
12/31/18	1.00	0.01	(0.01)	—	1.00	0.77	142,844	1.03	0.78
12/31/19	1.00	0.01	(0.01)	—	1.00	1.21	181,281	0.95	1.19
12/31/20	1.00	0.00	(0.00)	—	1.00	0.13	183,972	0.30	0.13

Class I
12/31/16	$1.00	$0.00	$(0.00)	$—	$1.00	0.01%	$12,851	0.39%	0.01%
12/31/17	1.00	0.00	(0.00)	(0.00)	1.00	0.15	11,610	0.75	0.12
12/31/18	1.00	0.01	(0.01)	—	1.00	1.02	12,089	0.80	1.02
12/31/19	1.00	0.01	(0.01)	—	1.00	1.37	11,540	0.80	1.36
12/31/20	1.00	0.00	(0.00)	—	1.00	0.16	15,290	0.27	0.16

(1)	Calculated based upon average shares outstanding.
(2)	Total return includes expense reimbursements.
(3)	Net of the following expense reimbursements/waivers (based on average net assets):

	12/31/16	12/31/17	12/31/18	12/31/19	12/31/20
Class A	0.57%	0.32%	0.15%	0.15%	0.84%
Class I	0.56%	0.27%	0.25%	0.18%	0.71%

See Notes to Financial Statements

10

SunAmerica AIG Government Money Market Fund

PORTFOLIO PROFILE — December 31, 2020 — (unaudited)

Industry Allocation*
U.S. Government Treasuries	66.5%
U.S. Government Agencies	31.6
Repurchase Agreements	2.0

100.1%

Weighted average days to maturity	28.9

Credit Quality Allocation@#
P-1	100.0%

*	Calculated as a percentage of net assets
@	Sources: Moody’s
#	Calculated as a percentage of total debt issues.

11

SunAmerica AIG Government Money Market Fund

PORTFOLIO OF INVESTMENTS — December 31, 2020

Security Description	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 98.1%
U.S. Government Agencies — 31.6%
Federal Farm Credit Bank 0.00% due 01/04/2021	$7,500,000	$7,500,000
Federal Home Loan Bank 0.06% due 01/06/2021	5,000,000	4,999,983
0.07% due 01/08/2021	4,000,000	3,999,970
0.07% due 01/13/2021	4,000,000	3,999,930
0.07% due 01/22/2021	2,500,000	2,499,913
0.07% due 01/27/2021	3,500,000	3,499,843
0.07% due 02/10/2021	3,500,000	3,499,730
0.08% due 01/04/2021	5,000,000	5,000,000
0.08% due 01/15/2021	5,000,000	4,999,878
0.08% due 01/20/2021	4,000,000	3,999,867
0.08% due 02/12/2021	6,500,000	6,499,428
0.08% due 02/17/2021	6,500,000	6,499,364
0.08% due 02/23/2021	1,000,000	999,889
Federal Home Loan Bank FRS 0.12% (SOFR+0.03%) due 01/14/2021	2,000,000	2,000,000
Federal Home Loan Mtg. Corp. FRS 0.12% (SOFR+0.03%) due 02/24/2021	3,000,000	3,000,000

Total U.S. Government Agencies
(amortized cost $62,997,795)		62,997,795

U.S. Government Treasuries — 66.5%
United States Cash Management Bills 0.07% due 03/09/2021	5,000,000	4,999,422
0.08% due 03/16/2021	3,000,000	2,999,535
0.09% due 03/16/2021	3,000,000	2,999,491
United States Treasury Bills zero coupon due 01/07/2021	15,000,000	15,000,025
0.01% due 01/12/2021	15,000,000	14,999,555
0.04% due 02/09/2021	4,000,000	3,999,840
0.05% due 01/21/2021	5,000,000	4,999,887
0.05% due 01/28/2021	5,000,000	4,999,817
0.05% due 02/09/2021	2,500,000	2,499,882
0.06% due 01/19/2021	5,000,000	4,999,867
0.06% due 01/26/2021	5,000,000	4,999,811
0.06% due 02/16/2021	2,500,000	2,499,821
0.06% due 03/02/2021	5,000,000	4,999,525
0.07% due 01/12/2021	5,000,000	4,999,918
0.07% due 01/14/2021	4,000,000	3,999,922
0.07% due 02/02/2021	3,500,000	3,499,802
0.07% due 02/11/2021	3,000,000	2,999,778

Security Description	Principal Amount	Value (Note 2)

United States Treasury Bills (continued)
0.07% due 02/18/2021	$5,000,000	$4,999,594
0.07% due 02/25/2021	4,000,000	3,999,595
0.07% due 03/04/2021	2,500,000	2,499,713
0.07% due 03/11/2021	3,000,000	2,999,604
0.08% due 01/07/2021	5,000,000	4,999,969
0.08% due 02/02/2021	5,000,000	4,999,694
0.08% due 02/04/2021	5,000,000	4,999,675
0.08% due 02/18/2021	1,500,000	1,499,850
0.08% due 03/04/2021	2,000,000	1,999,738
0.08% due 03/11/2021	3,000,000	2,999,560
0.08% due 03/18/2021	2,000,000	1,999,692
United States Treasury Notes 1.38% due 01/31/2021	4,000,000	4,003,829

Total U.S. Government Treasuries (amortized cost $132,496,411)		132,496,411

Total Short-Term Investment Securities — 98.1%
(amortized cost $195,494,206)		195,494,206

REPURCHASE AGREEMENTS — 2.0%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 12/31/2020, to be repurchased 01/04/2021 in the amount of $4,002,000 and collateralized by $4,082,100 of United States Treasury Notes, bearing interest at 0.13% due 12/31/2022 and having an approximate value of $4,082,100 (cost $4,002,000)	4,002,000	4,002,000

TOTAL INVESTMENTS —
(amortized cost $199,496,206)(1)	100.1%	199,496,206
Liabilities in excess of other assets	(0.1)	(234,270)

NET ASSETS	100.0%	$199,261,936

(1)	At December 31, 2020, the cost of securities for federal income tax purposes was the same for book purposes.

FRS — Floating Rate Security

The rates shown on FRS are the current interest rates at December 31, 2020 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

SOFR — Secured Overnight Financing Rate

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Assets:
Investment at Value*
Short-Term Investment Securities	$—	$195,494,206	$—	$195,494,206
Repurchase Agreements	—	4,002,000	—	4,002,000

Total Investments at Value	$—	$199,496,206	$—	$199,496,206

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

12

SunAmerica Money Market Funds, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2020

Note 1. Organization

SunAmerica Money Market Funds, Inc. (the “Corporation”) is an open-end diversified management investment company organized as a Maryland corporation. The Corporation consists of one series — AIG Government Money Market Fund (the “Fund”). The Fund is advised by SunAmerica Asset Management, LLC (“SunAmerica” or “Adviser”), an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). The investment objective of the Fund is to seek as high a level of current income as is consistent with liquidity and stability of capital. It does this by investing at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized by U.S. government securities.

The Fund currently offers two classes of shares: Class A and Class I. These classes within the Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—	Class A shares are available with no front-end sales charge. A 1.00% contingent deferred sales charge (“CDSC”) is imposed on certain shares sold within one year of original purchase, as described in the Fund’s Prospectus.

Class I shares—	Class I shares are offered at net asset value per share without any sales charge, exclusively to certain institutions.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund’s registration statement.

Indemnifications: The Corporation’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Corporation. In addition, pursuant to Indemnification Agreements between the Corporation and each of the current directors who is not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Corporation (collectively, the “Disinterested Directors”), the Corporation provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Corporation, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business, the Corporation enters into contracts that contain the obligation to indemnify others. The Corporation’s maximum exposure under these arrangements is unknown. Currently, however, the Corporation expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

13

SunAmerica Money Market Funds, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2020 — (continued)

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the “Board”), etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Fund’s assets and liabilities classified in the fair value hierarchy as of December 31, 2020, is reported on a schedule at the end of the Portfolio of Investments.

Portfolio securities are valued at amortized cost, which approximates market value, and are generally categorized as Level 2. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “Shadow Pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Fund has entered into Master Repurchase Agreements (“Master Agreements”) with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable

14

SunAmerica Money Market Funds, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2020 — (continued)

counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could cause the Fund to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Repurchase Agreements: The Fund, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily from settlement date, except when collection is not expected; dividend income is recorded on the ex-dividend date.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Dividends from net investment income, if any, are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

The Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that the Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund is not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax

15

SunAmerica Money Market Funds, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2020 — (continued)

benefits will change materially in the next twelve months. The Fund files U.S. federal and certain state income tax returns. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

LIBOR Risk: A fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a fund or its investments.

In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or NAV.

Recent Accounting and Regulatory Developments: In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”. The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Adoption of the ASU had no material impact on the Fund.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Fund.

Note 3. Investment Advisory and Management Agreement, Distribution and Service Agreement and Other Transactions With Affiliates

The Fund has entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica. Under the Advisory Agreement, SunAmerica provides continuous supervision of the Fund and administers its corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of its books and records, and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates.

The Fund will pay SunAmerica a monthly management fee at the following annual percentages, based on the average daily net assets of the Fund: 0.50% on the first $600 million; 0.45% on the next $900 million; and 0.40% over $1.5 billion.

16

SunAmerica Money Market Funds, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2020 — (continued)

SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s annual fund operating expenses at 0.80% for Class I, of average net assets. For purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This fee waiver and expense reimbursement will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors. For the year ended December 31, 2020, pursuant to the contractual expense limitations, SunAmerica waived fees and/or reimbursed expenses of $23,530 for Class I.

SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to avoid a negative yield on any class of the Fund. The voluntary waivers and/or reimbursements may be terminated at any time at the option of SunAmerica. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that the Fund will be able to avoid a negative yield. For the year ended December 31, 2020, SunAmerica voluntarily waived fees and /or reimbursed expenses of $1,234,663 and $65,828 for Class A and Class I, respectively.

The Fund has entered into a Distribution Agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”), an affiliate of the Adviser. The Fund has adopted a Distribution Plan on behalf of its Class A shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. In adopting the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

The Plan provides that the Class A shares of the Fund shall pay the Distributor an account maintenance fee at the annual rate of up to 0.15% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. In this regard, some payments are used to compensate broker-dealers with account maintenance fees in an amount up to 0.15% per year of the assets maintained in the Fund by its customers. In light of current market conditions, ACS has agreed to waive up to 0.15% of the fees it receives under the Plan. This voluntary waiver may be terminated at any time at the option of the Distributor without notice to shareholders. For the year ended December 31, 2020, ACS voluntarily waived $268,057 in account maintenance fees for Class A shares.

ACS receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund’s Class A shares. ACS has advised the Fund that for the year ended December 31, 2020, the proceeds received from redemptions are as follows:

Class A	$80

The Fund has entered into a Service Agreement with AIG Fund Services, Inc. (“AFS”), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Fund’s transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Fund to compensate AFS for services rendered based upon the annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended December 31, 2020, the Fund incurred the following expenses which are included in transfer agent fees and expenses payable line in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate AFS pursuant to the terms of the Service Agreement:

	Expenses	Payable at December 31, 2020
Class A	$393,150	$33,904
Class I	27,518	2,757

17

SunAmerica Money Market Funds, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2020 — (continued)

At December 31, 2020, VALIC Retirement Services Company, a wholly-owned subsidiary of VALIC, which is an affiliate of the Adviser, owned 5.42% of the outstanding shares of the Fund.

Note 4. Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from dividends payable.

Distributable Earnings			Tax Distributions		Tax Distributions
For the year ended December 31, 2020			For the year ended December 31, 2020		For the year ended December 31, 2019
Ordinary Income	Long-term Gains/ Capital and Other Losses	Unrealized Appreciation (Depreciation)	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$13,429	$(1,379)	$ —	$251,492	$ —	$2,183,025	$ —

Capital Loss Carryforwards: At December 31, 2020 for Federal income tax purposes, the Fund has $1,379 of unlimited short-term capital losses.

Note 5. Capital Share Transactions

Transactions in each class of shares of the Fund (at $1.00 per share) were as follows:

	Class A		Class I
	For the year ended December 31, 2020	For the year ended December 31, 2019	For the year ended December 31, 2020	For the year ended December 31, 2019
Shares sold	$53,860,698	$107,732,124	$19,952,030	$11,776,452
Reinvested dividends	230,443	2,016,630	19,886	155,439
Shares redeemed	(51,403,605)	(71,312,308)	(16,221,533)	(12,481,056)

Net increase (decrease)	$2,687,536	$38,436,446	$3,750,383	$(549,165)

Note 6. Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Fund is permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended December 31, 2020, the Fund did not participate in this program.

18

SunAmerica Money Market Funds, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2020 — (continued)

Note 7. Other Matters

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Note 8. Subsequent Event

SunAmerica and Touchstone Advisors, Inc. (“Touchstone”) announced that they have entered into a definitive agreement for Touchstone to acquire certain assets related to SunAmerica’s retail mutual fund management business (the “AIG Funds”).

Under the terms of the agreement, twelve of the AIG Funds are expected to be reorganized into either existing or newly created series of trusts in the Touchstone fund complex. Certain AIG Funds not covered by the agreement, including the AIG Government Money Market Fund, will be liquidated.

On February 8, 2021, the Board approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate and dissolve the Fund pursuant to a Plan of Liquidation. Under the Plan of Liquidation, the Fund is expected to be liquidated on or about July 16, 2021.

Effective 4:00 p.m. (Eastern Time) on May 1, 2021, shares of the Fund will no longer be available for purchase; however, the Fund will continue to accept reinvestments of dividends and capital gain distributions from existing shareholders. To the extent there are any dividend payments on or after May 1, 2021, they will be automatically reinvested in additional shares of the Fund, unless a shareholder elected to receive them in cash or automatically reinvest them in shares of other funds.

19

SunAmerica Money Market Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Money Market Funds, Inc. and Shareholders of AIG Government Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AIG Government Money Market Fund (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 25, 2021

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

20

SunAmerica Money Market Funds, Inc.

DIRECTORS AND OFFICERS INFORMATION — December 31, 2020 — (unaudited)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex. Unless otherwise noted, the address of each Director and executive officer is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Name, Address and Age	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee(2)

Disinterested Directors

Dr. Judith L. Craven Age: 75	Trustee	2001-present	Retired.	82	Director, A.G. Belo Corporation (a media company) (1992-2014); Director, Sysco Corp. (1996 to 2017); Director, Luby’s, Inc. (1998 to present).

Richard W. Grant Age: 75	Trustee Chairman of the Board	2011-present	Retired.	23	None

Stephen J. Gutman Age: 77	Trustee	2001-present	Senior Vice President and Associate Broker, Corcoran Group (real estate) (2002 to present); President, SJG Marketing Inc. (2009 to present).	23	None

Eileen A. Kamerick Age 62	Trustee	2018-present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015-2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012-2014)	23	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Legg Mason Closed End Funds (registered investment companies) (since 2013); Westell Technologies, Inc. (technology company) (2003-2016).
Interested Director

Peter A. Harbeck(3) Age: 66	Trustee	2001-present	Retired June 2019; formerly President, CEO (1997 to 2019), and Director (1992 to 2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993 to 2019); Chairman, President and CEO, Advisor Group, Inc. (2004 to 2016).	82	None

(1)	The “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The “Fund Complex” includes the Fund (1 fund), SunAmerica Specialty Series (6 funds), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 funds), Anchor Series Trust (5 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (60 portfolios), VALIC Company I (44 portfolios), VALIC Company II (15 funds), Seasons Series Trust (19 portfolios).
(2)	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(3)	Mr. Harbeck is considered to be an Interested Trustee because he owns shares of American International Group, Inc. the ultimate parent of the Adviser.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

21

SunAmerica Money Market Funds, Inc.

DIRECTORS AND OFFICERS INFORMATION — December 31, 2020 — (unaudited) (continued)

Name, Address and Age	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years

Officers

John T. Genoy Age: 52	President	2007- present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2004 to present); Chief Operating Officer, SunAmerica (2006 to present).

Sharon French Age: 55	Executive Vice President	2019- present	President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, OppenheimerFunds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).

Gregory N. Bressler Age: 54	Secretary	2005- present	Senior Vice President and General Counsel, SunAmerica (2005 to present).

Kathleen D. Fuentes Age: 51	Chief Legal Officer and Assistant Secretary	2013- present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).

James Nichols Age: 54	Vice President	2006- present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).

Gregory R. Kingston Age: 54 Address: 2919 Allen Parkway Houston, Texas 77019	Treasurer	2014- present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).

Shawn Parry Age: 48 Address: 2919 Allen Parkway Houston, Texas 77019	Vice President and Assistant Treasurer	2014- present	Vice President, SunAmerica (2014 to present); Assistant Vice President, SunAmerica (2005 to 2014).

Donna McManus Age: 59	Vice President and Assistant Treasurer	2014- present	Vice President, SunAmerica, (2014 to present); Managing Director, BNY Mellon (2009 to 2014).

Timothy Pettee Age: 62	Vice President	2018- present	Lead Portfolio Manager, Rules Based Funds (2013-present); Chief Investment Strategist (2003-present); Chief Investment Officer, SunAmerica (2003-2013).

Christopher C. Joe Age: 51 Address: 2919 Allen Parkway Houston, Texas 77019	Chief Compliance Officer	2017- present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017 to present); Chief Compliance Officer, VALIC Retirement Services Company (2017 to present); Chief Compliance Officer, Invesco PowerShares (2012 to 2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010 to 2013); U.S. Compliance Director, Invesco Ltd. (2006 to 2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014 to 2015).

Matthew J. Hackethal Age: 48	Anti-Money Laundering (“AML”) Compliance Officer	2006- present	Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016 to 2017); Chief Compliance Officer, SunAmerica (2006 to Present); AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006 to Present) and Vice President, SunAmerica (2011 to Present).

22

SunAmerica Money Market Funds, Inc.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2020. The information necessary to complete your income tax returns is included with your Form 1099-DIV, which will be mailed to you in early 2021.

23

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Directors/Trustees

Dr. Judith L. Craven

Richard W. Grant

Stephen J. Gutman

Peter A. Harbeck

Eileen A. Kamerick

Officers

John T. Genoy, President and Chief Executive Officer

Sharon French, Executive Vice President

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

James Nichols, Vice President

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer and Assistant Secretary

Christopher C. Joe, Chief Compliance Officer

Matthew J. Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Custodian

State Street Bank and Trust Company

One Lincoln St.

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

303 W. 11th Street

Kansas City, MO 64105

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios which is available in the Funds’ Statement of Additional Information may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report (the “shareholder documents”) to shareholders with multiple accounts residing at the same “household.” This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account member(s) to AIG Funds, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

DISCLOSURE OF MONTHLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission monthly on Form N-MFP. The Fund’s Forms N-MFP are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. The Fund also posts its monthly portfolio holdings on its website at http://www.aig.com/funds.

PROXY VOTING RECORD ON

FUND PORTFOLIO SECURITIES

Information regarding how the Funds voted proxies relating to securities held in the Fund’s portfolio during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

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By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.aig.com/funds

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

MMANN - 12/20

Item 2.	Code of Ethics

SunAmerica Money Market Funds, Inc. (“the registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended December 31, 2020, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Eileen A. Kamerick, a Director of the registrant, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Ms. Kamerick is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(a) Audit Fees	$48,784	$49,270
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$13,750	$14,163
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)

(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2019 and 2020 were $13,750 and $14,163 respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101)), or this Item 10.

Item 11.	Controls and Procedures.

(a)

An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment companies.

Not Applicable.

Item 13.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.
(4) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Money Market Funds, Inc.

By:	/s/ John T. Genoy
John T. Genoy President

Date: March 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy President

Date: March 9, 2021

By:	/s/ Gregory R. Kingston
Gregory R. Kingston Treasurer

Date: March 9, 2021